UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported)  MAY 2, 2008
                                                           -------------

                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                    1-12289                  13-3542736
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


       2200 ELLER DRIVE, FORT LAUDERDALE, FLORIDA              33316
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        (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code    (954) 523-2200
                                                    ----------------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  Compensatory Arrangements of Certain Officers

         On May 2, 2008, the Compensation Committee of the Board of Directors of SEACOR Holdings Inc. (the "Company") approved forms of the following equity grant documents to be used for grants of stock options and restricted stock under the Company's 2007 Share Incentive Plan: (i) Non-Employee Director Annual Share Incentive Grant Agreement - for grants of stock options and restricted stock to non-employee directors; (ii) Stock Option Grant Agreement - for grants of stock options to officers and key employees; and (iii) Restricted Stock Grant Agreement - for grants of restricted stock to officers and key employees (collectively, the "Award Agreements"). Copies of the forms of Award Agreements are attached hereto as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.         Description
-----------         -----------

10.1                Form of Non-Employee Director Annual Share Incentive Grant
                    Agreement

10.2                Form of Stock Option Grant Agreement

10.3                Form of Restricted Stock Grant Agreement












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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SEACOR HOLDINGS INC.

Date: May 8, 2008                       By: /s/ Richard Ryan
                                            -----------------------------------
                                             Name: Richard Ryan
                                             Title: Senior Vice President and
                                                    Chief Financial Officer





























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
                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

10.1                Form of Non-Employee Director Annual Share Incentive Grant
                    Agreement

10.2                Form of Stock Option Grant Agreement

10.3                Form of Restricted Stock Grant Agreement



























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